FORM 8-K. -- Current Report


                                   FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): March 1, 2000

                          FIRST STATE BANCORPORATION
                          --------------------------
              (Exact name of registrant as specified in charter)

     New Mexico                         22-25144            85-036665
     ----------                         --------            ---------
(State or other jurisdiction       (Commission File        (IRS Employer
     incorporation)                     Number)         Identification No.)


7900 Jefferson, N.E., Albuquerque, New Mexico                              87109
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code (505) 241-7500
                                                          --------------
________________________________________________________________________________
         (Former name or former address, if changed since last report)

                               Table of Contents
                               -----------------

Item 1.  Changes in Control of Registrant                             None

Item 2.  Acquisitions or Disposition of Assets                        Page 1

Item 3.  Bankruptcy or Receivership                                   None

Item 4.  Changes in Registrant's Certifying Accountant                None

Item 5.  Other Events                                                 None

Item 6.  Resignations of Registrant's Directors                       None

Item 7.  Financial Statements and Exhibits                            Page 3

Item 8.  Change in Fiscal Year                                        None

Item 9.  Sales of equity Securities Pursuant to Regulation S          None

Signatures                                                            Page 6

Item 2.   Acquisition or Disposition of Assets

On March 1, 2000, First State Bancorporation ("First State") sold the assets and liabilities comprising its Leasing Division, First Capital Group, Inc., detailed below to First Banks, Inc. a Missouri Corporation, under an agreement dated December 31, 1999. There is no material relationship between First State and First Banks, Inc., or any of their affiliated interests. The transaction was structured as an asset sale. The consideration received, the amount of which was determined in arms length negotiations, was cash at closing.

Cash proceeds from sale                                $ 65,128,986
Book value of leases sold                               (63,672,960)
Book value of fixed assets sold                            (125,038)
Liabilities transferred                                      91,438
Costs of sale:
  Commission to third party broker                         (315,187)
  Commission to Leasing Division employees                 (203,000)
  Estimated legal and accounting fees                       (25,000)
                                                       ------------
                                        Gain on sale   $    879,239
                                                       ============

The management of First State believes this transaction will be beneficial to its shareholders because it will increase liquidity, improve its risk-based capital ratio, and increase profitability.

Management intends to use the proceeds from the sale to purchase investment securities, fund loan demand, and reduce borrowings.

Liquidity will be increased as management intends to reduce certain borrowings and invest a portion of the remaining proceeds in securities with a maturity which will allow it to fund existing loan demand.

At December 31, 1999, First State's wholly-owned bank subsidiary's total risk-based capital ratio was 10.2%. If the proceeds had been invested in U.S. agency securities as described in Item 7, its total risk-based capital ratio would have been approximately 11.4%. The ultimate reinvestment of the proceeds may be in items with a higher risk weighting which would make the actual ratio less than the pro forma ratio.

Management believes that the reduction of $1.5 million in non-interest expense, as detailed in Item 7., coupled with its intention to reinvest a significant portion of the proceeds in loans without incurring significant increases in non-interest expense will increase First State's long-term profitability.

Management may reposition a portion of its "available for sale" investment portfolio by incurring losses and reinvesting in similar securities with higher current yields. Any such losses would not exceed $450,000.

All of the employees of the Leasing Division were offered employment with First Banks, Inc. First Banks, Inc. also assumed the lease obligation of the Leasing Division's office space. First State also transferred the name "First Capital Group, Inc." to First Banks, Inc.

Statements which are forward-looking are not historical facts, and involve risks and uncertainties that could cause First State's results to differ materially from those in any forward-looking statements. These risks include changes in economic conditions, which would limit First State's ability to make additional loans, changes in interest rates that would cause the yield anticipated for investment securities to be lower than expected, factors which could affect First State's ability to compete in its trade areas, changes in regulations and governmental policies, and the risks described in First State's Form 10K.

Item 7.   Financial statements and exhibits
               Financial Statements

                   First State Bancorporation and Subsidiary
                     Consolidated Condensed Balance Sheets
                                  (unaudited)

                                                                           December 31,        Pro forma adjustments
     Assets                                                                    1999        Debit                   Credit
     ------                                                                -------------------------------------------------
Cash and due from banks                                                    $ 22,725,861
Federal funds sold                                                                    -
                                                                           -------------------------------------------------
   Total cash and cash equivalents                                           22,725,861

Investment securities:
 Held to maturity                                                            22,590,081     31,200,000 (A)
 Available for sale
                                                                             72,211,289     31,200,000 (A)
                                                                           -------------------------------------------------
                                                                             94,801,370     62,400,000

Loans net of unearned interest                                              428,637,703                       60,107,000 (B)
 Less allowance for loan losses                                               5,386,622
                                                                           -------------------------------------------------
  Net loans                                                                 423,251,081                       60,107,000

Premises and equipment                                                       15,060,722                        2,244,000 (B)
Accrued interest receivable                                                   3,062,575
Other real estate owned                                                       1,917,126
Goodwill, net                                                                   569,264
Other assets                                                                  5,495,565                           49,000 (B)
                                                                           -------------------------------------------------
  Total assets                                                             $566,883,564    $62,400,000       $62,400,000
                                                                           =================================================

     Liabilities and Stockholders' Equity
     ------------------------------------

Liabilities:
 Deposits
  Non-interest-bearing                                                     $ 89,303,965
  Interest bearing                                                          374,231,608
                                                                           -------------------------------------------------
   Total deposits                                                           463,535,573

Securities sold under agreements to repurchase                               38,927,736
Other liabilities                                                             8,842,326
Long-term debt                                                               11,150,902
                                                                           -------------------------------------------------
  Total liabilities                                                         522,456,537


Stockholders' equity:
 Preferred stock, no par value, 1,000,000 shares
  authorized.  None issued or outstanding                                             -
 Common stock, no par value.  20,000,000 shares authorized,
  outstanding 5,150,593 at December 31, 1999 and 5,128,112 at
  December 31, 1998                                                          29,459,807
 Treasury stock, at cost (228,750 shares at December 31, 1999)               (3,012,031)
 Retained earnings                                                           19,309,878
 Unrealized gains (losses) on investment securities available for sale       (1,330,627)
                                                                           -------------------------------------------------
  Total stockholders' equity                                                 44,427,027

                                                                           -------------------------------------------------
  Total liabilities and stockholders' equity                               $566,883,564
                                                                           =================================================

     Assets                                                                Pro forma
     ------                                                                ---------
Cash and due from banks                                                   $ 22,725,861
Federal funds sold                                                                   -
                                                                          ------------
   Total cash and cash equivalents                                          22,725,861

Investment securities:
 Held to maturity                                                           53,790,081
 Available for sale
                                                                           103,411,289
                                                                          ------------
                                                                           157,201,370

Loans net of unearned interest                                             368,530,703
 Less allowance for loan losses                                              5,386,622
                                                                          ------------
  Net loans                                                                363,144,081

Premises and equipment                                                      12,816,722
Accrued interest receivable                                                  3,062,575
Other real estate owned                                                      1,917,126
Goodwill, net                                                                  569,264
Other assets                                                                 5,446,565
                                                                          ------------
  Total assets                                                            $566,883,564
                                                                          ============

     Liabilities and Stockholders' Equity
     ------------------------------------

Liabilities:
 Deposits
  Non-interest-bearing                                                    $ 89,303,965
  Interest bearing                                                         374,231,608
                                                                          ------------
   Total deposits                                                          463,535,573

Securities sold under agreements to repurchase                              38,927,736
Other liabilities                                                            8,842,326
Long-term debt                                                              11,150,902
                                                                          ------------
  Total liabilities                                                        522,456,537


Stockholders' equity:
 Preferred stock, no par value, 1,000,000 shares
   authorized.  None issued or outstanding                                           -
 Common stock, no par value.  20,000,000 shares authorized,
   outstanding 5,150,593 at December 31, 1999 and 5,128,112 at
   December 31, 1998                                                        29,459,807
 Treasury stock, at cost (228,750 shares at December 31, 1999)              (3,012,031)
 Retained earnings                                                          19,309,878
 Unrealized gains (losses) on investment securities available for sale      (1,330,627)
                                                                          ------------
  Total stockholders' equity                                                44,427,027

                                                                          ------------
  Total liabilities and stockholders' equity                              $566,883,564
                                                                          ============

Item 7.   Financial statements and exhibits
               Financial Statements

                   First State Bancorporation and Subsidiary
                Consolidated Condensed Statements of Operations
       For the three and twelve months ended December 31, 1999 and 1998
                                  (unaudited)

                                                            Three months
                                                               Ended              Pro forma adjustments          Pro forma
                                                            December 31,        Debit             Credit        December 31,
                                                                                -----             ------
                                                                1999                                               1998
                                                                ----                                               ----
Interest income:
  Interest and fees on loans                                 $37,303,249     $4,817,889 (C)                     $32,485,360
  Interest on investment securities:
   Taxable                                                     5,447,551                        3,726,250 (D)   $ 9,173,801
   Non-taxable                                                   227,478                                        $   227,478
  Federal funds sold                                             166,006                                        $   168,006
                                                             --------------------------------------------------------------
   Total interest income                                      43,146,284      4,817,889         3,726,250        42,054,645
                                                             --------------------------------------------------------------

Interest expense:
  Deposits                                                    12,408,726                                        $12,408,726
  Short-term borrowings                                        1,830,981                                        $ 1,830,981
  Long-term debt and capital leases                              446,600                                        $   446,600
                                                             --------------------------------------------------------------
   Total interest expense                                     14,686,307                                         14,686,307
                                                             --------------------------------------------------------------
    Net interest income before provision for loan losses      28,459,977      4,817,889         3,726,250        27,368,338

Provision for loan losses                                      3,074,992                          406,792 (E)   $ 2,668,200
                                                             --------------------------------------------------------------
    Net interest income after provision for loan losses       25,384,985      4,817,889         4,133,042        24,700,138
                                                             --------------------------------------------------------------

Other income:
  Service charges on deposit accounts                          2,106,035                                        $ 2,106,035
  Other banking service fees                                     395,012                                        $   395,012
  Credit card transaction fees                                 1,771,106                                        $ 1,771,106
  Operating lease income                                         503,233        480,757 (F)                     $    22,476
  Other                                                        1,099,463        328,842 (F)                     $   770,621
                                                             --------------------------------------------------------------
   Total other income                                          5,874,849        809,599                           5,065,250
                                                             --------------------------------------------------------------

Other expenses:
  Salaries and employee benefits                              10,795,796                          750,086 (F)    10,045,710
  Occupancy                                                    2,649,310                           77,772 (F)     2,571,538
  Data processing                                              1,037,497                           35,353 (F)     1,002,144
  Credit Card interchange                                        984,710                                            984,710
  Equipment                                                    1,645,794                           44,084 (F)     1,601,710
  Leased equipment depreciation                                  426,730                          426,730 (F)             0
  Legal, accounting and consulting                               654,822                           88,911 (F)       564,911
  Marketing                                                    1,073,045                            8,282 (F)     1,064,763
  Other real estate owned expenses                               246,303                                            246,303
  Amortization of goodwill                                       104,206                                            104,206
  Other                                                        3,590,084                          115,394 (F)     3,474,690
                                                             --------------------------------------------------------------
   Total other expenses                                       23,208,287                        1,547,812        21,660,685
   Income before income taxes                                  8,051,537      5,627,488         5,680,654         8,104,703
Income tax expense                                             2,845,429                           18,773 (G)     2,864,202
                                                             --------------------------------------------------------------
   Net income                                                $ 5,206,108     $5,627,488        $5,661,881       $ 5,240,501
                                                             ==============================================================

Weighted average shares outstanding:
  Basic                                                        5,008,157                                          5,008,157
                                                             ===========                                        ===========
  Diluted                                                      5,142,543                                          5,142,543
                                                             ===========                                        ===========
Earnings per share:
  Basic                                                      $      1.04                                        $      1.05
                                                             ===========                                        ===========
  Diluted                                                    $      1.01                                        $      1.02
                                                             ===========                                        ===========

Financial Statements

              Explanatory notes to Pro forma Financial Statements
                                  (unaudited)

(A)  Assumes proceeds from sale reinvested in U.S. agency securities.

(B)  December 31, 1999 balance of leases and fixed assets sold.

(C) Actual interest income for leasing division less interest on 1.1 million dollars in leases retained.

(D) Assumes that the average balances in finance leases (58.0 million) and operating leases (1.6 million) were invested in U.S. Government agency securities at a yield of 6.25%. Management anticipates that a significant portion of the proceeds will be used to fund loan demand at a significantly higher yield and that the portion invested in investment securities will be at a yield greater than that used in this performance.

(E)  Actual amount provided in the leasing division.

(F)  Actual amount recorded in the leasing division.

(G)  Assumes actual 1999 tax rate of 35.34%.

Exhibit
-------
       Exhibit Number                      Descriptions
       --------------                      ------------
             2 Asset Purchase Agreement dated December 31, 1999, between First State Bancorporation and First Banks, Inc.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        First State Bancorporation
                                        ----------------------------------------
                                        (Registrant)


Date  March 14, 2000
      --------------

                                        Brian C. Reinhardt
                                        ----------------------------------------
                                        Brain C. Reinhardt
                                        Executive Vice President & CFO